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                                Exhibit 10.63
                            OFFICE LEASE AGREEMENT

THIS LEASE made this 19th day of APRIL 1996 between Cole Taylor Danr,
Trust #4399 dated June 11,1985, William II. McNaughton as Beneficiary of the Trust DBA Woodland Park Properties ("Landlord"), and General Acceptance Corporation ("Tenant").

As parties hereto, Landlord and Tenant agree:

1. LEASE DATA AND EXHIBITS:

The  following  terms  as used herein shall have the meanings provided in this
Section 1, unless otherwise specifically modified by provisions of this Lease:

(a) Building Complex: ("Complex") Known as the group of buildings comprising WOODLAND OFFICE PARK, situated on the real property more particularly described in EXHIBIT A and attached hereto.

(b) Premises: ("Premises") Consisting of the floor area as outlined, on tile floor plan of the Building known as
           277 D , Burr Ridge, 11. 60521 AND shown on the attached
           Exhibit B.
         Total SQUARE FOOTAGE: 2,628.

(c)          Tenant's  Percentage  of  the Complex: As used in this Lease,
Landlord  and  Tenant  agree  that  Tenant's  percentage of the Complex     is
11.95and may be revised pursuant to subsection 8(b)(vii).

(d)     Final Plan Delivery Date: NOT APPLICABLE

(e) Lease Commencement Date: SEE RIDER 1 or such earlier or later date as provided in Section 3 hereof ("Commencement Date").

(f)     Expiration Date: SEE RIDER l

(g) Rent: See Rider #1

(h) Security Deposit: $ 3204.00 PIUS JUNE RENT OF $3204.00

(i) Notices Addresses:

     Landlord:     COLE TAYLOR DANR , TRUST #4399
          DATED JUNE 11,1985, WlLLlAM II. MCNAUGHTON
          AS BENEFICIARY, DBA WOODLAND PARK
          PROPERTIES at 347 W. 83rd St. Ste A, Burr
          Ridge, 11. 60521
     Tenant:     Mary Wheeler King
          Assistant Vice President
          323 10th Avenue W., Suite 102
          Palmetto, Florida 34221


(j) Payments Address: 347 W. 83rd STREET, SUITE A BURR RIDGE, lLLlNOIS 60521

(k) Exhibits: The following exhibits or riders are made a part of this Lease:

Exhibit A. Legal Description of Office Building Complex

Exhibit B. Tenant's floor space in relation to Tenant's Building

Exhibit C. Description of Landlord's Work Responsibility &
           Description of Tenant's Work Responsibility)
Exhibit D. Tenant's space Plan


EXHIBIT E. BUILDING RULES
Rider #1 Rent, Term and Commencement
Rider #2 Options(s) T o Renew Lease Term
Rider #3 Guaranty

2.  PREMISES:  Landlord  does  hereby  Lease to Tenant, and Tenant does hereby
Lease from, Landlord, upon the terms and conditions herein set forth, the Premises described in Section l(b) hereof as shown on Exhibit D attached hereto and incorporated herein, located on the Land in Burr Ridge, Illinois ("Land") more particularly described in Exhibit A and Exhibit B attached hereto and made a part hereof.

3. COMMENCEMENTAND EXPIRATION DATES:
(a) Lease Commencement Date. The Lease Commencement Date shall be:
(i) The date specified in Section l(e) unless notice is/ delivered pursuant to subsection 3(a)(ii) or unless
Tenant occupies earlier, pursuant to subsection /
3(a)(iii):
(ii) Such earlier or later date as may be specified in a notice delivered to Tenant at least 30 days before such date upon which the Premises, together with the common facilities for access and service thereto, have been completed; or
(iii) If Tenant shall occupy the Premises for Permitted Uses prior to the date specified in subsection l(e) or in the notice provided under subsection 3 ( a ) ( i i ), the date of such early occupancy.

(b) Tenant Obligations. If Tenant's improvements are not completed on the Lease Commencement Date as specified in Section l(e) or as provided in subsection 3(a)(ii) above, whichever is applicable, due to the failure of Tenant to fulfill any obligation pursuant to the terms of this Lease or any exhibit thereto, including without limitation Tenant's failure to comply with the Final
Plan Delivery Date described in Exhibit D if contained in Work Letter and the Final Plans Delivery Date described in subsection (d) the Lease shall be deemed to have commenced upon the Lease Commencement Date specified in Section 1(e) or in the notice provided in subsection 3(a)(i) above, as applicable.

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c)  Tenant  Termination  Rights. In the event a Lease Commencement Date as provided in subsection 3(a)(ii) above does not occur within six months following the Lease Commencement Date specified in Section 1(e), Tenant may terminate this Lease by written notice; provided, however that such six-month period may at Landlord's sole option be extended by any period, not to exceed two years from the Lease Commencement Date specified in Section on 1(e), for delays due to casualties, acts of God, strikes, shortages of labor or materials or other causes beyond the reasonable control of Landlord. If the Lease Commencement Date has not occurred within such two-year period, this Lease shall be deemed null and void and all rights and obligations of the parties shall terminate. Termination under this subsection (c) shall be Tenant's sole remedy and Tenant shall have no other rights or claims hereunder at Law or in equity.
(d) Confirmation of Commencement Date. When a Lease Commencement Date as provided in subsections 3(a)(ii) and (iii) above has been established as a later or earlier date than the Lease Commencement Date provided in Section 1(e) hereof, Landlord shall confirm the same to Tenant in writing.
(e) Expiration Date. The Lease shall expire on the date specified in section 1
(f).

4. RENT: Tenant shall pay Landlord the monthly rental stated in Rider #1 hereof ("Rent") and Additional Rent as provided in Section 8 and any other additional payments due under this Lease without Deduction or offset and without further notice, payable in lawful money of the United States, in advance on or before the first day of each month at the address noted in
Section 1(b) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and Additional Rent for any partial month at the beginning or end of the Lease term shall be prorated and shall be due without notice, deduction or offset.

5. SECURITY DEPOSIT: Concurrently with the execution of this Lease, Tenant shall deliver to Landlord the security deposit indicated in Section l(h) as security for the performance by Tenant of every covenant and condition of this Lease. This deposit shall not bear interest or earn income and shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. The security deposit shall not be considered a trust fund. Landlord does not represent that Landlord is acting as a trustee or in any fiduciary capacity in controlling or using Tenant's security deposit as provided herein.


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If  Tenant  shall  default  with  respect to any covenant or condition of this
Lease Landlord may apply the whole or part of such security deposit to the payment of any sum in default or any other sum which Landlord may be required to spend by reason of Tenant's default. Following such application of the security deposit, Tenant shall immediately upon demand pay to Landlord the amount necessary to restore the security deposit to its original amount. If Tenant complies with all of the covenants and conditions of this Lease, the security deposit or any balance thereof shall be returned to the tenant within twenty (20) days after both the expiration or other termination of this Lease and after delivery of possession of the Premises to Landlord. If the Landlord assigns or transfers its interest in this Lease, the Premises or the Building during the Lease term, Landlord may assign the security deposit to the assignee or transferee and thereafter Landlord shall have no further liability for the return of such security deposit and Tenant agrees to look solely to the assignee for the return of any part of such security deposit to which Tenant may be entitled. This provision shall apply to every transfer or assignment of the security deposit. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the monies deposited as security and that Landlord and it's successors and assigns shall not be bound by any such actual or attempted assignment or encumbrance.

6. USES: The Premises are to be used only for general office purposes ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Complex. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Complex. Tenant shall not, without the prior written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise or vibration or fumes. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other Tenant in the Complex, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Complex, and for the preservation of good order therein.


7. SERVICES AND UTILITIES: Landlord shall MAINTAIN OR CAUSE TO be maintained the public and common areas OF THE COMPLEX SUCH AS PARKING LOT, IN good order and condition consistent with a first class Burr Ridge office building complex except for damage occasioned by any act or omission of Tenant, the repair of which damage shall be paid for by Tenant. Landlord shall not be liable for any loss injury or damage to property caused by or resulting from any variation interruption, or failure to make any repairs or perform any maintenance. No temporary interruption or failure for such services incident to the making of repairs alterations or improvements or due to accident strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of tenant's obligations hereunder.


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     Before installing any equipment and lights which generate an undue amount of heat in the Premises (equipment and lights which generate in excess of 2.5 watts per square foot), or before Tenant uses or wishes to use any high power usage equipment in the Premises (equipment with power requirements equal to or in excess OF 220 VOLT SINGLE phase 30 amperes), Tenant shall obtain the prior written permission of Landlord. Landlord may refuse to grant such permission unless Tenant shall agree to pay the costs of Landlord for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment.
       The Rent stated in Rider #1 hereof does not include any amount to cover the cost of furnishing electricity or gas other than amounts of electricity and/or gas utilized in SERVICING THE common areas of the Complex. All other charges for electricity and gas shall be billed directly to the Tenant by the particular utility providing the service and it shall be Tenant's sole obligation to pay for the same.
        In the event of non-payment of additional payments due from Tenant for any of the additional services over and above those typically provided by Landlord Landlord shall have the same rights with respect to such non-payment as it has with respect to the non-payment of rent hereunder.

8. ADJUSTMENT OF RENT:
(a) Additional Rent. The rent described in Rider #1 hereof, shall be increased or decreased (to the extent provided herein) for each Comparison Year by Tenant's Proportionate Share of any increase or decrease for such Comparison Year in the amounts of Real Estate Taxes and Operating Expenses over or below the amounts thereof for the base year, however no adjustment shall be made to the rent if the Operating Expenses and Real Estate Taxes are less than the base amount.
(b) Definitions. For tile purposes of this Article the following definitions shall be applicable: (i) The term "Base Year" for Operating Expenses means the calendar year of 1yI5 "Base Year" for Real Estate Taxes means the calendar year of ________.
(ii) The term "Base Amount" means the total of $ ~ 0 per square foot per year.
(iii) The term "Comparison Year" means each calendar year during the Term subsequent to the Base Year:
(iv) The term "Real Estate Taxes" means all taxes and assessments special or otherwise levied upon or with respect to the Complex and the land and the various estates therein and herein or either of them imposed by Federal, State or Local governments, use or occupancy or similar taxes license fees excise and taxes on or based upon rent and other income from the Complex (computed in case of a graduated tax as if Landlord's income from the Complex were the Landlord's sole taxable income) or any other tax, fee or excise, however described of every kind and nature whatsoever levied and assessed and imposed on Landlord in lieu of or in substitution in whole or in part for or in addition to existing or additional real or personal property taxes or assessments on the Land Buildings or said personal property.



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In  addition, the term "REAL ESTATE TAXES" INCLUDES THE COST OF contesting, BY
APPROPRIATE PROCEEDINGS, THE AMOUNT or validity of any of the aforementioned; taxes or assessments except that Real Estate Taxes shall not include federal income taxes or state income taxes or state excise taxes measured by income unless said state tax is in lieu of or a substitution or addition in whole or in part for ANY REAL property taxes. The term "Real Estate
Taxes for the Base Year or such "Comparison Year" means Real Estate faxes levied during the Base Year or such Comparison Year. In the case of special taxes and assessments payable in installments only the amount Or each Installment due and payable during a single Comparison Year shall be included in Real Estates Taxes for that year;

(v) The term "Operating Expenses" with respect to the Base Year or a Comparison Year means those expenses incurred during such year in respect of the operation and maintenance of the Complex in accordance with generally accepted accounting principles of sound management as applied to the operation and maintenance of first class office buildings in Burr Ridge Illinois, including the cost of or charges for the following by way of illustration but without limitation: water and sewer, insurance premiums security, maintenance of and repairs to equipment servicing the Buildings window cleaning garbage services, snow removal, parking lot maintenance, fire alarm fees, landscape maintenance, administration and management of the Exterior Buildings to the extent of.4% of the gross annual Rents, personal property taxes or the personal property used in the operation of the Buildings and the cost of contesting by appropriate proceedings the applicability to the Complex or the land of the validity of any statute, ordinance, rule or regulation affecting the Complex and the land which might increase Operating Expenses. Operating Expenses shall not include any capital improvements made to the land or Complex (except Operating Expenses shall include amortization of capital improvements made subsequent to the initial development of the Buildings which are designed with a reasonable probability of improving the operating efficiency of the Buildings); expenses for repairs or other work occasioned by fire, windstorm or other insured casualty to the extent covered by insurance proceeds; expenses incurred in leasing or procuring new tenants (for lease commissions advertising expenses and expenses for renovating space for new tenants); legal expenses in enforcing the term of any lease; interest or amortization payments on any mortgage or mortgages and rental under any ground or underlying lease or leases; salaries or other compensation paid to any executive employees: wages, salaries or other compensation paid for clerks or attendants in concessions or newsstands operated by Landlord; and expenses in connection with maintaining and operating any garage operated by Landlord; (vi) The term "Tenant's Proportionate Share" means the percentage as detailed in Section 1.(c) multiplied by the estimated increase or decrease in Operating Expenses and Real Estate Taxes.
(vii) Landlord reserves the right to increase the number of Buildings or the size of some or all of the Buildings in the Complex. Upon completion of any enlargement of or addition to the Complex Landlord shall notify Tenant of the new total amount of useable square footage for the Complex and as such Tenant's new Proportionate Share percentage.
     Estimated Increases or Decreases in Operating Expenses and Real Estate Taxes. Statements of the amount of Tenant's Proportionate
Share of the estimated increase or decrease in Operating Expenses and Real Estate Taxes; relative to the Base Year shall be rendered by Landlord to Tenant as soon as reasonably feasible after the first Year and for each ensuing Comparison Year thereafter, except as otherwise provided in Subsection
(e) hereof with respect to any fractional period at the end of the year.
On the first day of the month following the rendition of said statements (i), Tenant shall pay the Landlord a sum equal to one-twelfth of Tenant's Proportionate Share of such estimated increase, if any, multiplied by total number of months then elapsed commencing with January 1st of the current year to and including the month following the month in which the statement is rendered, less sums previously paid for such current period pursuant to the provisions of (ii) which follow, and (ii) thereafter until a Comparison Year statement for the next ensuing year shall be rendered, the monthly Rental payable under this Lease shall be increased by an amount equal to one-twelfth of Tenant's Proportionate Share of such estimated increase, if any.
(d) Actual Operating Expenses and Real Estate Taxes. Landlord's statements for each Comparison Year shall include a statement as to the actual amount of the Tenant's Proportionate share of increase or decrease in Operating Expenses and Real Estate Taxes for the proceeding calendar year. In the event the total amount of monthly installments paid by Tenant pursuant to subsection (c) of this Section for such preceding calendar year does not equal the actual amount of Tenant's Proportionate Share of increase or decrease in Operating Expenses and Real Estate Taxes as shown on such statements, then Tenant shall pay to Landlord the deficiency upon receipt of such statements, or the Landlord shall credit the excess against future estimated monthly installments payable by Tenant, pursuant to subsection (c) of this Section. Any payment, refund or credit shall be made without prejudice to any right of Tenant to dispute or of Landlord to correct, any item or items, in such statements rendered pursuant to subsection (d) hereof. Notwithstanding anything to the contrary herein above provided, the amount of Operating Expenses and Real Estate Taxes, shall never be decreased by the operation of this Section below the Base Amount described in Section 8.(b)(ii).
(e) Termination. If the Term shall terminate on a date other than December 31st, the Additional Rent described in this Section 8, as previously adjusted by this Section, shall be increased or decreased, as the case may be, for the period commencing on the January 1st following the last full calendar year of the Term and continuing to the end of the Term, in the manner set forth in subsection (c) hereof, and the adjustment for such period shall be made within 20 days after Landlord shall render its statement for the last monthly installment of the rent payable under this Lease, or if that is not reasonably feasible as soon thereafter as is reasonably feasible, and this obligation shall survive the expiration or earlier termination of the Lease.
(f) Disputes. If the Tenant shall dispute in writing any specific item or items included by Landlord in determining Operating Expenses or the amount of any Real estate Taxes, and such dispute is not amicably settled between Landlord and Tenant within 45 days after statements therefore have been rendered, either party may, during the 30 days next following the expiration of the above mentioned 45 days, refer such disputed item or items to an Independent Certified Public Accountant




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elected  by  Landlord, for DECISION, AND THE DECISION OF such accountant shall be final, conclusive and binding upon Landlord and Tenant. Any adjustment required by such decision shall be made within 30 days after such decision has been rendered. The expenses involved in such determination shall be born by the party against whom a decision is rendered by said accountant or, if more than one item is disputed, the expenses shall be apportioned according to the number of items decided against each party. If Tenant shall not so dispute any item or item's of any such statement within 45 days after such statement has been rendered, Tenant shall be deemed to have approved such statement. Landlord shall have the right for a period of 24 months after the rendering of any statement or for a longer period, if reasonably required in order to ascertain the fact as to any change in Real Estate Taxes or any Operating Expenses, to send corrected statements to Tenant, and any adjustments required thereby shall be made within 30 days thereafter. This obligation shall survive the termination of this Lease.
(9) Real Estate Tax Adjustments. If by reason of complaint against valuation, protest of tax rates or otherwise, Real Estate Taxes for the Base Year or any Comparison Year affected in such a way as would result in an increase or decrease hereunder, the Real Estate Taxes for the affected Comparison Year shall be recalculated accordingly and the resulting increase or decrease in additional Rent, less the expenses incurred in affecting any such reduction, shall be paid simultaneously with or applied as a credit against the Additional Rent next becoming due. Any personal property taxes or any increase in Real Estate Taxes by reason of capital improvements, non-standard or special installations, alterations or fixtures made by or on behalf of the Tenant to the premises shall be paid for by the Tenant.
(h) Non-payment of Additional Rent. In the event of non-payment of Additional Rent payable by Tenant hereunder, Landlord shall have the same rights with respect to such non-payment as it has with respect to any other non-payment of Rent hereunder.

          9. LANDLORD'S RECORDS: Landlord shall keep for a period of 24 months after statements are rendered as provided in Section 8 records in reasonable detail of the payment of Real Estate Taxes and Operating Expenses for the period covered by such statement or statements. Tenant, at its expense, shall have the right at all reasonable times but not more than once annually to audit Landlord's books and records relating to this Lease for any year for which additional rental payments become due.

10. IMPROVEMENTS: Upon expiration or sooner termination of this Lease, all improvements and additions to the Premises, except Tenant's trade fixtures, shall be deemed the property of Landlord.

11. CARE OF PREMISES: Tenant shall take good care of the Premises. Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring without first obtaining the written consent of Landlord and, where appropriate, in accordance with plans and specifications approved by Landlord. All damage or injury done to the Premises or Building by Tenant or by any persons who may be in or upon the Premises or Building with the express or implied consent of Tenant, including but not limited to the cracking or breaking of glass of any windows and doors, shall be paid for by Tenant and Tenant shall pay for all damage to the Building caused by acts or omissions of Tenant or Tenant's officers, contractors, agents, invitees, Licensees, or employees. All normal repairs necessary to maintain the Premises and Building in a tenantable condition shall be done by or under the direction of Landlord. Necessary repairs shall be those reasonably determined by Landlord necessary in order to maintain the Premises and Building as a first-class Burr Ridge office building.

Prior to the completion of construction of the Building or Complex or completion of Tenant Improvements in the Premises to be occupied by Tenant, Tenant shall not be obligated to move in until the giving of verbal notice by Landlord to Tenant of the completion of such construction. Within two days after the Landlord gives such notice, Tenant shall inspect the Premises and, except as otherwise notified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Premises in their then condition. If as a result of such inspection, Tenant discovers minor deviations or variations from the plans and specifications for Tenant's improvements of a nature commonly found on a "punch list" (as that term is used in the construction industry), Tenant shall promptly notify Landlord of such deviations. The existence of such punch list items shall not postpone the Commencement Date of this Lease nor the obligation of Tenant to pay Rent.

13. SPECIAL IMPROVEMENTS: Tenant shall reimburse Landlord for Landlord's cost of making all special improvements requested by Tenant, including but not limited to counters, partitioning, electrical and telephone outlets and plumbing connections other than as shown on Exhibit D.

14. ACCESS: Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purposes of repairing, altering or improving the Premises or the Building. Nothing contained in this Section 14 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary and without unduly interrupting the ability of the Tenant to conduct Tenant's business, Landlord may temporarily close entrances, doors, corridors, or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or release of Tenant from any duty of observing and performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises for any purpose of showing the Premises to prospective [tenants within the period of 180 days prior to the expiration or sooner termination of the Lease Term.

15. DAMAGE OR DESTRUCTION:
(a) Damage Repair. In case of damage to the Premises or the Building by fire or other casualty, Tenant shall give immediate notice to Landlord, who to the extent originally provided in this Lease, will cause the damage to be repaired with reasonable speed, subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Landlord, and to the extent that the Premises are rendered untenantable, the Rent shall proportionately abate, except in the event that such damage resulted from or was contributed to, directly or indirectly, by the act, fault or neglect of Tenant, Tenant's officers, contractors, agent, employees, invitees or licensees, in which event there shall be no abatement of Rent, except to the extent Landlord receives proceeds from Landlord's rental income insurance policy to compensate Landlord for loss of Rent. In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction shall be less than ten (10%) of the then full replacement cost of the Premises of the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Rent to be proportionately reduced as herein above provided in this Section; or, (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which dates shall be no less than thirty (30) and no more shall sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of such said termination.
(b) Destruction During Last Year of Term. Notwithstanding anything to the contrary contained in this Section, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section occurs during the last twelve (12) months of the term of this Lease or any extension thereof.
(c) Business Interruption. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises, Building or Complex. Landlord shall use its best efforts to effect such repairs promptly and in such manner as not to unreasonably interfere with Tenant's occupancy.
(d) Tenant Improvements. Landlord will not carry insurance of any kind on any improvements paid for by Tenant or Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease and Landlord (except as provided by law by reason of its negligence) shall not be obligated to repair any damage thereto or replace the same.
(e) Express Agreement. The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Building or Premises by fire or other casualty.

16. WAIVER OF SUBROGATION: Whether the loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each herewith and hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to real or personal property of either located anywhere in the Complex, including the Buildings themselves, arising out of or incident to the occurrence of any of the perils which may be covered by their respective fire insurance policies, with extended coverage endorsements, or

(ii) loss resulting from business interruption at the Premises or loss of rental income from the Complex, arising out of or incident to the occurrence of any of the perils which may be covered by the business interruption insurance policy and by the loss of rental income insurance policy held by Landlord or Tenant. Each party shall use reasonable efforts to cause its insurance carriers to consent to such waiver of all rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

17. INDEMNIFICATION AND LIABILITY INSURANCE: Tenant shall defend and indemnify Landlord and William H. McNaughton, and save them harmless from and against any and all liability, damages, costs, or expenses, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Complex or premises or arising from any accident, injury, or damage to any person or property, occurring in or negligence or Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, or visitors, or arising from any breach or default under this Lease by Tenant. Tenant shall, at its own expense, keep and maintain in full force and effect during the term of this Lease a policy of comprehensive public liability insurance in an amount of not less shall $300,000 for bodily injury and property damage in a combined single limit insuring Tenant's activities with respect to the property. Such insurance shall be construed to be primary and will be used for the defense of Landlord and William H. McNaughton, if appropriate and in addition, the Tenant's insurance shall not be cancelable without 30 days written notice to Landlord. If Tenant's insurance is canceled or below the limits established herein, Landlord may, but is not obligated to, purchase insurance for Tenant and bill the cost of such to Tenant as additional rent. Tenant shall furnish to Landlord upon the Lease Commencement Date and from time to time thereafter a certificate of insurance maintained by Tenant pursuant to this Section 17.
If the foregoing provisions shall not be constructed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord or its officers, contractors, licensees, agents, employees, or invitees: provided, however, that in no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property of Tenant therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises or the Complex unless caused by the negligence of Landlord or its officers, contractors, licensees, agents, employees or invitees. Tenant, however, agrees to insure its property against such perils. Landlord shall not be liable for any loss or damage to person or property sustained by Tenant, or other persons, which may be caused by theft, or by any act or neglect of any Tenant or occupant of the Complex. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Complex. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

18. ASSIGNMENT AND SUBLETTING:
(a) Assignment: Sublet. Tenant shall not assign or mortgage this Lease, sublet all or any portion of the Premises or permit the use of all or part of the Premises by any party other than Tenant without Landlord's prior written consent. Landlord shall have the right to reasonably withhold its consent. Tenant's request of Landlord's consent to assign, mortgage or sublet shall be accompanied by a certified copy of the proposed assignment, mortgage or sublease. This Lease shall not be assignable by operation of law. Except as provided herein, no assignment, mortgaging, subletting, or use shall relieve Tenant of its liability under this Lease. Consent by Landlord shall not operate as a waiver of the necessity for consent to any subsequent assignment, mortgaging, subletting or use and the terms of such consent shall be binding upon each assignee, mortgagee or subtenant. Assignees or subtenants shall become directly liable to Landlord for all obligations of Tenant under this Lease. If Tenant is a corporation, an assignment forbidden under this Lease shall include one or more sales or transfers, by operation of law or otherwise, or creation of new stock, by which an aggregate of more than fifty percent (50%) of Tenant's stock shall be vested in a party or parties who are non-stockholders on the Commencement Date. Any transfer of this Lease by merger, consolidation, share exchange or liquidation, or any change in the ownership of or power to vote the majority of its outstanding voting stock, shall constitute an assignment, whether the result of a single or series of transactions. This paragraph shall not apply if Tenant's stock is listed on a recognized security exchange.


(b) Recapture of Premises. Tenant shall, together with Tenant's request of Landlord's consent to assign this Lease or sublet more than twenty-five percent (25%) of the floor area of the Premises, offer to Landlord in; writing, the right to recapture all or any part of the ;
Premises which Tenant proposes to assign or sublet. Upon receipt of such offer, Landlord shall have the option, to be exercised within fourteen (14) days following receipt, to accept the offer to recapture. If Tenant proposes to assign this Lease and Landlord accepts Tenant's offer to recapture, Tenant shall be released from liability under this Lease. If Tenant proposes to sublet more than twenty-five percent (25%) of the floor area of the Premises and Landlord accepts Tenant's offer to recapture, the Rent, Additional Rent and Tenant's Proportionate Share shall be reduced by a fraction the numerator of which is the subleased floor area and the denominator of which is the total floor area of the Premises. Tenant agrees to promptly execute an amendment to this Lease reflecting such modifications. If Landlord does not exercise its option within the fourteen (14) day period, Tenant may, provided Landlord consents thereto in writing pursuant to paragraph 18 (a), assign or sublet within ninety (90) days from the date of Tenant's request to the person or entity and upon the terms and conditions provided in the assignment or sublease submitted to Landlord.
(c) Transfer: Assignment: Conveyance. Landlord shall have the right to assign, transfer, or convey in whole or in part, Landlord's interest in this Lease, the Premises, and the Complex. If Landlord shall assign its interest under this Lease or transfer or convey its interest in the Premises or the Complex, other than a transfer or conveyance for security purposes only, such assignee, transferee, or grantee shall thereafter be deemed to the Landlord hereunder, Tenant shall attorn to Landlord's assignee, transferee, or grantee and Landlord shall be relieved of any obligation accruing hereunder after such assignment, transfer or conveyance.

19. ADVERTISING: Tenant shall not inscribe any inscription or post, place, or in any manner display any sign, graphics, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Complex at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises or at the entrance to the Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant will remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby.

20. LIENS AND INSOLVENCY: Except with respect to activities for which Landlord is responsible, Tenant shall pay as due all claims for work done on and for services rendered or material furnished to the Premises and shall keep the Premises, Buildings and land upon which the Building is located free from any Liens. If Tenant fails to pay any such claims or to discharge any Lien, Landlord may do so and Tenant shall pay Landlord the amount so expended on demand. Such action by Landlord shall not constitute a waiver of any right or remedy which Landlord may have on account of Tenant's default. Tenant my withhold payment of any claim in connection with a good-faith dispute over the obligation to pay, so long as Landlord's property interests are not jeopardized. If a Lien is filed as a result of nonpayment, Tenant shall, within 10 days after knowledge of the filing, secure the discharge of the Lien or deposit with Landlord cash or sufficient corporate surety bond or other surety satisfactory to Landlord in an amount sufficient to discharge the Lien plus any costs, attorney fees, and other charger that could accrue as a result of a foreclosure or sale thereunder.


21. DEFAULT:
(a) Cumulative Remedies All rights and remedies of Landlord and Tenant herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition, to the other remedies in this Lease Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Lease.
(b) Tenant's night to Cure. Tenant shall have a period of five (5) days from the first day of each month within which to pay Rent, adjustments thereto and the Additional Rents due hereunder. Without further notice, Tenant shall be deemed to be in default if said rent, adjustments and Additional Rents are not received by Landlord within said time period. In addition, Tenant shall have a period of fifteen (15) days from the date of written notice from Landlord to Tenant within which to cure any other default hereunder; provided, however, that with respect to any default which cannot be cured within said 15 days, the default shall not be deemed to be uncured if Tenant commences to cure within 15 days and for so long as Tenant is diligently prosecuting the cure thereof.
(c) Landlord's Re-entry. Upon an uncured default of this Lease by Tenant, Landlord, in addition to other rights or remedies it may have, at its option, may enter the Premises or any part thereof, either with or without process of law, and expel, remove or put out Tenant or any other persons who may be thereon, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease and as agent of Tenant, relate the Premises or any part thereof for such term or terms (which may be for a term tress than or extending beyond the Term) and at such Rental or Rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change the Premises, Tenant remaining liable for any deficiency computed as hereinafter set forth. In the case of any default, re-entry; and/or dispossession by summary proceedings or otherwise, all annual base Rental, adjustments thereto and Additional Rents shall become due thereupon and be paid up to the time of such re-entry or dispossession, together with such expenses as Landlord may incur for legal expenses, attorney's fees, brokerage and/or putting the Premises in good order or preparing the same for re-rental.
(d) Re-Letting the Premises. At the option of Landlord, rents received by Landlord from such re-letting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent due hereunder; second, to the payment of any costs and expenses of such re-letting and including, but not limited to, attorney's fees, advertising fees and brokerage fees, and to the payment of any repairs; renovations, remodeling, redecoration, alterations and changes in the Premises; third, to the payment of Rent due and to become due hereunder, and, if after so applying said Rentals there is any deficiency in the Rent to be paid by Tenant under this Lease, Tenant shall pay any deficiency to Landlord monthly on the Rent Day specified herein and any payment made or suit brought to collect the amount of the deficiency for any montl1 shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. The failure or refusal of Landlord to re-let the Premises or any part or parts thereof shall not release or affect [tenant's liability hereunder, nor shall Landlord be liable for failure to re-let, or in the event of re-letting, for failure to collect the Rent thereof, and in no event shall Tenant be entitled to receive any excess of net Rents collected over sum payable by Tenant to Landlord hereunder. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach and default. Should Landlord at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the amount of Rental and charges equivalent to annual Rental, adjustments thereto and Additional Rent reserved in this Lease for the balance of the Term, as it may have been extended, over the then fair market Rental value of the Premises for tile same period, plus all court costs and attorney's fees incurred by Landlord in the collection of same.
(e) Waiver of Redemption nights. Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the Term, as it may have been extended, after having been dispossessed or ejected there from by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.
(f) Non-Payment of Additional Rent. All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed Additional Rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies herein provided for in case of non-payment of Rent.

22. PRIORITY: This Lease is and shall be prior to any mortgage or deed of trust ("Encumbrance") recorded after the date of this Lease and affecting the Premises. However, if any Lender holding such an Encumbrance requires that this Lease be subordinate to the Encumbrance, then Tenant agrees that the Lease shall be subordinate to the Encumbrance if the holder thereof agrees in writing with Tenant that so long as Tenant performs its obligations under this Lease no foreclosure, deed given in lieu of foreclosure, or sale pursuant to the terms of the Encumbrance, or other steps or procedures taken under the Encumbrance shall affect Tenant's rights under this Lease. If the foregoing condition is met, Tenant shall execute a written agreement and any other documents required by the holder of the Encumbrance to accomplish the purpose of this paragraph. If the Premises are sold as a result of the foreclosure of any Encumbrance thereon, or otherwise transferred by Landlord or any successor, Tenant shall attorn to the purchase or transferee.

23. SURRENDER OF POSSESSION: Upon termination of this Lease, whether caused by lapse of time or otherwise, Tenant shall at once surrender possession of the Premises and deliver Premises to Landlord in first class condition, reasonable wear and tear and damage or destruction by fire or other casualty which Tenant is not obligated to repair excepted. Upon surrender, all right, title and interest of Tenant in Premises shall cease. Tenant shall deliver all keys to the Premises to Landlord. If possession is not immediately surrendered, Landlord may take possession of the Premises and expel or remove Tenant and any other person occupying all or a portion of the Premises, by force if necessary, without civil or criminal liability.


24. REMOVAL OF PROPERTY: All Tenant's fixtures installed upon the Premises prior to or during the term of this Lease, other than Tenant's trade fixtures, shall, at the expiration or other termination of this Lease, become the property of Landlord. All Tenant's trade fixtures, furniture and equipment shall be removed by Tenant prior to termination of this Lease. All such removals shall be accomplished in a workmanlike manner so as not to damage the Premises, the structure or structural qualities of the Building or the plumbing, electrical lines or other utilities. Upon expiration or sooner termination of this Lease, all of Tenant's trade fixtures, personal property and improvements remaining in the Premises or the Building shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefor, and Tenant shall pay Landlord on demand all costs incurred by Landlord in connection therewith. No act or omission by Landlord, its agents or employees during the Lease term, including delivery of keys to any of Landlord's agents or employees, shall be deemed an acceptance of a surrender of the Premises and no agreement to accept surrender of the Premises shall be valid unless in writing signed by Landlord.

25. WAIVER: The Waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a Waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such Rent.

26. HOLDOVER: If Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable state law. During such tenancy, Tenant agrees to pay to Landlord a rental in the amount of one and one-half (1 1/2) times the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

27. CONDEMNATION
(a) Entire Taking. If all of the Premises or such portions of the Building or Complex as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rents, Additional Rents and other payments shall be paid to that date.
(b) Partial Taking. In case of a taking of a part of the Premises, or a portion of the Building or Complex not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority.
(c) Termination by Landlord. If in the event that title to a part of the Building other than the Premises shall be so condemned or taken and if in the opinion of the Landlord, the Building can only be restored in such a way as to alter the Premises materially, the Landlord may, but is not obligated to terminate this Lease by notifying the Tenant in writing, of such decision to terminate within 60 days following the date of vesting of title, and this Lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than 60 days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set forth as the expiration of the term of this Lease, and the rent hereunder shall be apportioned as of such date.
(d) Awards and Damages. Landlord reserves all rights to damages for any partial or entire taking by eminent domain of the Premises, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put, for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's Leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

28. NOTICES: All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail postage prepaid to Landlord at the address provided in Section l(i), and to Tenant at Tenant's Premises, and to the holder of any first mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

29. COSTS AND ATTORNEY'S FEES: If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorney's fees in such suit, at trial and on appeal, and such attorney's fees shall be deemed to have accrued as of the commencement of such action.

30. LANDLORD'S LlABlLlTY: Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of the Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and Complex, but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Complex as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, Landlord or its partners or their respective heirs, legal representatives, successors, and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

31. ESTOPPEL CERTIFlCATES: Tenant shall, from time to time upon not less than ten (IO) day's prior written notice, execute, acknowledge and deliver to Landlord or its designee a written statement stating: The date this Lease was executed and the date it expires; the date Tenant entered into occupancy of the Premises; the amount of monthly Rent and the date to which such Rent has been paid; and certifying: That this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this Leasing; that all conditions under this Lease to be performed by the Landlord have been satisfied, including, but without limitation, all co-tenancy requirements, if any; that all required contributions by Landlord to Tenant on account of Tenants Improvements have been received; that on this date there are no existing defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord; that no Rent has been paid more than one month In advance; and that no security has been deposited with Landlord (or, if so, the amount thereof). It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Complex. If Tenant shall fail to respond within 10 days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and that this Lease is in full force and effect, that there are not uncured defaults in Landlord's performance, that the security deposit as stated in this Lease, and that not more than one month's Rent has been paid in advance.

32. TRANSFER OF LANDLORD'S INTEREST: In the event of any transfer or transfers of Landlord's interest in the Premises or in the Complex, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and Tenant agrees to attorn to the transferee.

33. RIGHT TO PERFORM: If Tenant shall fail to pay any sum of money, other than Rent and/or Additional Rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for 10 days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment of sums due under this Section as in the case of default by Tenant in the payment of Rent .

34. GENERAL PROVISIONS:

(a) Headings: The titles to sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(b) HEIRS AND ASSIGNS. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon Landlord and Tenant, and their respective heirs, executors, administrators, successors and assigns.

(c) Brokers; Tenant represents and warrants to Landlord it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless landlord against any loss, cost, liability or expense created by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant., The provisions of this Section 35(c) shall not apply to brokers with whom Landlord has an express written brokerage agreement.

(d) Entire Agreement. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the Additional Rent, use and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to, except in writing, signed by both Landlord and Tenant.

(e) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

(f) Open Occupancy. To the extent required by Law, this Building shall be and open occupancy building.

(g) Overdue Payments. Any Rent, Additional Rent or additional sums payable by Tenant to Landlord under this Lease which shall not be paid upon the due date thereof, shall bear interest at the Ford City Bank prime lending rate plus three (3) percentage points, accrued from date of delinquency to the date of payment. Under no circumstances will the interest rate charged on overdue payments exceed the maximum allowable interest rate permitted by the State of Illinois.

(h) Force Majeure. Time periods for Landlord's performance under any provisions of this Lease shall be extended for periods of time during which the Landlord's performance is prevented due to circumstances beyond it's control, including without limitation, strikes, embargoes, governmental regulations, acts of God, war or other strife.

(i) Right to Change Common Areas. Landlord shall have the right at any time after the completion of the Building without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of the common areas so long as they are not contained within the Premises.

(j) Governing Law. This Lease shall be governed by and construed in accordance witl1 the Laws of the State of ILLINOIS.

(k) Parking. Tenant shall have the right to use in common with other Tenants or occupants of the Complex, the parking facilities of the Complex, subject to the observance of all rules and regulations set forth by Landlord, which rules and regulations may be modified or expanded by Landlord, at any time during the Term of this Lease. Any dispute between Tenant's of the Building concerning the use of the parking facilities will be promptly reported to the Landlord for resolution and Landlord's decision, concerning such parking disputes, shall be final and unappealable. There shall be no assigned parking anywhere in the Complex.

(1) Landlord may at it's discretion, convert the use of the Complex from that of a rental property to a condominium property and as such may sell all or part of the Complex and may institute a condominium association and have all other rights and privileges associated with a condominium development in the State of lllinois. Said conversion however, will not modify or nullify the terms and conditions of this lease which shall remain in full force and effect throughout its Term and any extensions thereof.
m) Tenant to provide for janitorial, interior window washing and pay for gas and electric utilities.
IN WITNESS WHEREOF, this Lease has been executed on this the _________ day of ____________, 19_____

LANDLORD: WOODLAND PARK PROPERTIES

BY: ______________________
    William H. McNaughton

TITLE: President_________


     TENANT:__________________

     BY:______________________
     TITLE: __________________

     BY: _____________________

     TITLE:     ___________________

EXHIBIT A

                              LEGAL DESCRIPTION

LOTS 2 S 3, EXCEPTlNG FROM SAID LOT 3 ALL TIIAT PART DESCRIBED AS FOLLOWS:

Beginning at the Northeast corner of said Lot 3; thence N89 degrees 57" and 42'W along the North line of said Lot 3 a distance of 160.12 feet; thence SOO degrees 02' and 18"W a distance of :143.49 feet to the most Easterly line of said Lot 3; thence N48 degrees 10' and 31"E along the last described line a distance of 215.01 feet to the said point of beginning, all in the Hinsale Meadowbrook Farms, being a subdivision of the West half of the Southeast Quarter of Section 35, Township 38 North, flange 11 East of tile Third Principal Meridian, excepting the South 175.00 feet of the West 350.00 feet according to the Plat thereof recorded April 25,1952 as document #650073 and Certificate of Correction
21.

                                  EXHIBIT C

DESCRIPTION OF LANDLORD'S WORK RESPONSIBILITY
DESCRIPTION OF TENANT'S WORK RESPONSIBILITY

Landlord agrees to complete at his expense modifications to the Tenant's space as follows:

     1. Provide Bigelow Rocky Mount Loop Carpet # 451 7_8008~Shell throughout space.
     2.     Repaint all walls light beige color to be chosen by Landlord.
     3.     Replace any ceiling tiles badly stained.
     4.     Adjust all window blinds.
     5.     Re-key door.
     6.     Door sign to be done by Tenant.
     7     Menu sign to be done by Landlord to read "General Acceptance Corp."
     8.     Remove all flush mount telephone wiring.
     9.     Remove security system.
    10. Computer wiring to be fished into mechanical room for possible future use of Tenant.
     11.     All 2'4" lay in fixtures to be cleaned.

TENANT'S WORK RESPONSIBILITIES

          1. All wiring for an Installation of telephones, fax machines, computers and security system, if any, by Tenant.
23.
                                  EXHIBIT E
                            RULES AND REGULATIONS
1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant,
All approved signs or lettering on doors shall be printed, painted, affixed, or inscribed et the expense of Landlord by a person approved of by Landlord.
2. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises: provided, however, that Landlord may furnish and install a Building standard window covering at all exterior window. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window,
The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.
3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used [or any purpose other than that for which they were constructed and no Foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant, who, or whose employees or invitees shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord all moving of the some Into or cut of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe weight, size, and position of all safes and other heavy equipment brought into the Building and also the times and manner Of moving the same In and out Or the Building, safes or other heavy objects shall if considered necessary by landlord, stand on supports of such thickness as if necessary to properly distribute the weight. Landlord will not be responsible for lose of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those who have business therein, nor shall Any animals or birds be brought in or kept in or about the Premises or the Building.

24

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or f1ammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to where end how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephone, call boxes and other office equipment af1xed to the Premises shall be subject to the approval of Landlord.

11. Landlord reserves the right to exclude or expel from the Building any person who, in the Judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act In violation of any of the rules and regulations of the Building.

12. No vending machine or machines of any description shall installed, maintained or operated upon the Premises without the written consent of the Landlord.

13. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

14. Tenant shall not disturb, solicit, or canvas any occupant of the Building and shall cooperate to prevent same.

15. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or In promoting or advertising the business of Tenant except as Tenant's address,

16. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Tenant, in such manner as it deems best for the benefit of the Tenants generally.

17. All entrance doors In the Premises shall be left locked when the Premises are not In use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises,

18. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person, In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the dove or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

19, It is understood that the Landlord is not providing any type of janitorial services during the term of this Lease or any extensions thereof.

                                     25.
                                 RIDER NO. 1
                           WOODLAND PARK PROPERTIES
                         RENT, TERM AND COMMENCEMENT

 This Lease is for a term of 36 months commencing June 1, 1996 and ending May 31, 1999.

Tenant's obligation to pay the monthly rental pursuant to this Rider shall begin June 1, 1996. (this date is the beginning of the first year of the Initial Lease Term and known as the Rent Commencement Date.

Tenant's obligation to pay his prorate share of taxes and any other charges which are deemed additional rent herein shall begin on June 1, 1996.

The parties agree, within thirty (30) days of occupancy, to execute an agreement vetting forth the Rent Commencement Date or the date that Tenant's obligation to pay taxes and other charges deemed as additional rent (i.e. CAM) falls on other than the first of a month, Then all monies due will be prorated (if other than is stated above).

Tenant agrees to pay to the Landlord for each Lease Year the following monthly Base Rent in equal monthly installments on the first of each calendar month included in the Lease Term, commencing as provided In this Rider and continuing thereafter for the Term of the Lease. Subsequent Lease Years shall be consecutive twelve (12) month calendar periods thereafter (unless otherwise stated).

1. For the first year of the Initial Lease term (6/1/96 to 5/31/97), the Tenant shall pay a sum of $38,448 in equal monthly payments of 53,204.

2. For the second year of the Initial Lease Term (6/1/97 to 5/31/98) the Tenant shall pay a sum of $39,752, in equal monthly payments of $3,313.

3. For the third year of the Initial Lease Term (6/1/98 to 5/31/99), the Tenant shall pay a sum of S41,076, in equal monthly payments of S3,423.

     NOTE:

Tenant understands and agrees to the following: for the 1st floor space of 540 square feet and the loft of 256 square feet, both located in the Northwest quadrant of the building. The gas and electric meter along with the thermostat is located in the neighboring tenant's space (Advantage Communications). Tenant's share of gas and electric costs of 43.5% (796 square feet ~ 1832 square feet) will be paid to neighboring tenant upon neighboring tenant providing copies of monthly invoices from the utility companies. Neighboring tenant's lease outlines this procedure and understands the need to cooperate with one another.

Following are noted to be part of the lease:

1. Tenant may change locks from time to time, however, is required to provide keys to landlord to comply with fire department regulations.

2. Tenant is allowed to keep car's overnight, except In winter season, to allow for snow removal.


                                 RIDER NO. 2
                           WOODLAND PARK PROPERTIES

                          OPTION TO RENEW LEASE TERM

Tenant is hereby granted the privilege and option to renew this Lease once upon all the terms and conditions herein set forth, except as otherwise provided herein, for a period of (2) years (the Renewal Lease Term"). The Renewal Lease Term shall begin on the day following the last day of the Initial Lease Term provided however; that at Landlord's option Tenant cannot renew this Lease if Tenant is in default under any of its obligations under this Lease on the date the option is exercised, and that Tenant shall give written notice to Landlord of such election to exercise the option at least one hundred eighty (180) days prior to the last day of the Initial Lease Term. If Tenant shall fail to give said notice, then the option shall expire and be null and void. The amount of rent to be paid by Tenant to Landlord during the Renewal Lease Term shall be as follows:

      1. For the first year (6/1/99 to 5/31/00) of the Renewal Lease Term, the Tenant shall pay a sum of Forty Two Thousand Three Hundred Ninety and 00/100 ($42,390) in equal monthly payments of Three Thousand Five
Hundred  Thirty Three and 00/100 ($3,533).

          2. For the second year (8/1/00) to 5/31/01) of the Renewal Lease Term, the Tenant shall pay a sum of Forty Three Thousand Seven Hundred Four and 00/100 ($43,704) In equal monthly  payments of Three Thousand Six Hundred Forty Two and 00/100 ( $3 ,642
) .